SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 12 or 15(d) of the

                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  September 26, 1996

                         MERIT Securities Corporation

              (Exact name of registrant as specified in charter)


         Virginia                    03992                  54-1736551

     (State or other              (Commission              (IRS Employer
       jurisdiction              File Number)           Identification No.)
    of incorporation)


                  4880 Cox Road, Glen Allen, Virginia  23060

           (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code (804) 967-7400

Item 1.    Changes in Control of Registrant.
           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.
           Not Applicable.

Item 3.    Bankruptcy or Receivership.
           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           Not Applicable.

Item 5.    Other Events.

      On September 26, 1996, the Registrant issued $942,478,000 initial principal balance of its Collateralized Mortgage Bonds, Series 8, Class A-1, Class A-2 and Class A-3 (the "Bonds") pursuant to the Series 8 Supplement dated as of September 1, 1996 (the "Series 8 Supplement"), to the Indenture dated as of November 1, 1994 (the "Original Indenture" and, collectively with the Series 8 Supplement, the "Indenture"), between the Registrant and Texas Commerce Bank National Association, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture. The Bonds were issued with the initial principal amount as set forth below. The Class Interest Rates and the Stated Maturities of the Bonds are as follows:

                          Original        Class Interest          Stated
    Designation       Principal Amount         Rate              Maturity

Class A-1 Bonds            $710,500,000         (1)         September 28, 2030
Class A-2 Bonds             142,000,000         (2)         September 28, 2030
Class A-3 Bonds              89,978,000         (3)         September 28, 2030


(1) The Class Interest Rate for the Class A-1 Bonds will initially be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.22% accrued during the applicable Accrual Period on the outstanding principal balance of the Class A-1 Bonds immediately prior to such Payment Date, except that
      (i) for the initial Payment Date, the Class Interest Rate on the Class A-1 Bonds will be 5.7825%; and (ii) the Class Interest Rate for the Class A-1 Bonds for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds shall be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.44%; provided that, if the Issuer redeems the Class A-1 Bonds through an Affiliate and the Class A-1 Bonds remain outstanding following such purchase, the Class A-1 Interest Rate shall not be increased as provided in this clause (ii).

(2) The Class Interest Rate for the Class A-2 Bonds will initially be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 0.60%, subject to a cap of 10.00% per annum, accrued during the applicable Accrual Period on the outstanding principal balance of the Class A-2 Bonds immediately prior to such Payment Date, except that (i) for the initial Payment Date, the Class Interest Rate on the Class A-2 Bonds will be 6.1625%; and (ii) the Class Interest Rate for the Class A-2 Bonds for any Payment Date following the first Payment Date on which the Issuer has the option to redeem the Bonds shall be the per annum rate equal to One-Month LIBOR, as determined on the applicable Floating Rate Determination Date, plus 1.20%, subject to a cap of 10.60% per annum; provided that, if the Issuer redeems the Class A-2 Bonds through an Affiliate and the Class A-2 Bonds remain outstanding following such purchase, the Class A-2 Interest Rate shall not be increased as provided in this clause (ii).

(3) The Class Interest Rate for the Class A-3 Bonds will equal, subject to a cap of 12.00% per annum, (a) twelve times the sum of (i) the amount of interest at the per annum rate equal to the weighted average (by principal balance) of the Net Rates on the Mortgage Loans accrued during the applicable Accrual Period for the Class A-3 Bonds on the outstanding principal balance of the Class A-3 Bonds immediately prior to such Payment Date; and (ii) the amount of interest at the per annum rate equal to the excess of (x) the weighted average (by principal balance) of the Net Rates on the Mortgage Loans over (y) the weighted average (by principal balance) of the Class Interest Rate on the Class A-1 and Class A-2 Bonds, accrued during the applicable Accrual Period for the Class A-1 and Class A-2 Bonds on a notional principal balance equal to the outstanding principal balance of the Class A-1 and Class A-2 Bonds immediately prior to such Payment Date, divided by (b) the outstanding principal balance of the Class A-3 Bonds immediately prior to such Payment Date. For the initial Payment Date, the Class Interest Rate for the Class A-3 Bonds will be 12.00% per annum on the original principal amount of the Class A-3 Bonds.

      The financial guaranty insurance policy (the "FSA Policy") issued by Financial Security Assurance Inc. provides an unconditional and irrevocable guarantee as to payment of Insured Payments, subject to the terms of the FSA Policy.

      As security for the Bonds, the Registrant pledged a pool of conventional, one- to four-family, fully amortizing first lien Mortgage Loans to the Trustee pursuant to the Indenture. The Mortgage Loans were purchased by the Registrant in a privately-negotiated transaction with Issuer Holding Corp. ("IHC") pursuant to a Sales Agreement dated September 20, 1996, between the Registrant and RMCI.

      The Class A-1 and Class A-2 Bonds have been sold by the Registrant to Lehman Brothers Inc. (the "Underwriter") pursuant to an Underwriting Agreement dated as of September 20, 1996, among the Underwriter, the Registrant and RMCI. The Class A-3 Bonds have been sold by the Registrant to MSC I, L.P., a Virginia limited partnership ("MSC"), pursuant to a Purchase Agreement dated as of September 20, 1996, between MSC and the Registrant.

      The description of the Mortgage Loans pledged to the Trustee pursuant to the Indenture begins on the following page. The amounts contained in the following tables have been rounded to the nearest dollar amount or percentage, as applicable. Asterisks (*) in the following tables indicate values between 0.0% and 0.5%.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

October 7, 1996                         MERIT SECURITIES CORPORATION



                                          By:

Description of the Mortgage Pool and Mortgaged Premises

Except as otherwise indicated, the Mortgage Loans underlying the Merit 8 Securities have the following characteristics as of September 1, 1996 (the "Cut-off Date"):
(Due to rounding conventions in the Scheduled Principal Balance and Percent of Scheduled Principal Balance columns in each of the following tables, column totals may not equal the sum of the amounts in such columns.)


Current Scheduled Principal Balances

Current Scheduled Principal  Number of Loans Scheduled Principal Balance Percent of Scheduled Principal
1-100,000                    709              51,796,961                  5
100,001-150,000              860             106,502,492                 11
150,001-203,150              749             131,756,081                 14
203,151-250,000              774             173,711,847                 18
250,001-300,000              435             118,866,638                 13
300,001-350,000              218              71,126,790                  8
350,001-400,000              143              53,467,758                  6
400,001-450,000               92              39,334,633                  4
450,001-500,000               75              35,929,818                  4
500,001-550,000               61              32,232,055                  3
550,001-600,000               38              22,030,035                  2
600,001-650,000               26              16,313,091                  2
650,001-700,000               18              12,257,683                  1
700,001-800,000               20              15,221,696                  2
800,001-900,000               10               8,576,644                  1
900,001-1,000,000             23              22,521,311                  2
1,000,001-2,000,000           29              35,568,564                  4
Totals                      4280             947,214,097                100

The average Scheduled Principal Balance is approximately $221,312. The maximum Scheduled Principal Balance is approximately $2,000,000. The minimum Scheduled Principal Balance is approximately $5,760.

Current Note Rates

Current Note Rates (%)  Number of Loans Scheduled Principal Balance Percent of Scheduled Principal Balance (%)
4.250-7.499               42              8,842,572                   1
7.500-7.749              195             90,480,787                  10
7.750-7.999              143             38,447,663                   4
8.000-8.249              686            193,297,049                  20
8.250-8.499             1200            283,088,426                  30
8.500-8.749              971            175,444,265                  18
8.750-8.999              547             80,728,531                   9
9.000-9.249              298             43,235,588                   5
9.250-9.499               70              9,378,278                   1
9.500-10.749              62             10,801,290                   1
10.750-12.125             66             13,469,648                   1
Totals                  4280            947,214,097                 100

The weighted average current Note Rate is approximately 8.37% per annum.

The weighted average current Note Rate of the Fixed Mortgage Loans is approximately 11.24% per annum.

The weighted average current Note Rate of the ARM Mortgage Loans is approximately 8.33% per annum.

Approximately 78% of the Mortgage Loans have passed their first
Interest Adjustment Date.

Gross Margins for ARM Loans

Gross Margins (%) Number of Loans Scheduled Principal Balance Percent of Scheduled Principal Balance (%)
1.750-2.749        412                      205,716,162        22
2.750-2.999       1580                      384,261,935        41
3.000-3.249        947                      158,124,092        17
3.250-3.499        933                      136,145,911        15
3.500-3.749        275                       40,008,235         4
3.750-4.500         56                        8,025,215         1
Totals            4203                      932,281,550       100

The weighted average Gross Margin is approximately 2.88%.

Remaining Term to Stated Maturity

Remaining Term (Months) Number of Loans Scheduled Principal Balance Percent of Scheduled Principal Balance (%)
85-290                    82             17,294,306                   2
291-300                  350             67,848,930                   7
301-310                   14              3,176,050                   *
311-320                  751            173,871,106                  18
321-325                 1094            225,606,783                  24
326-330                 1095            193,101,433                  20
331-335                  599            112,941,540                  12
336-340                  220            118,425,493                  13
341-360                   75             34,948,456                   4
Totals                  4280            947,214,097                 100

The weighted average remaining term to stated maturity is approximately 323 months.